AT&T Data Service Terms and Pricing                                Page 1 of 7

                                                                    EXHIBIT 99.6

Omitted information, for which [ * ] has been substituted herein, has been omitted pursuant to a request for confidential treatment and such information has been filed separately with the office of the Secretary of the Securities and Exchange Commission.

                 AT&T DATA SERVICE TERMS AND PRICING ATTACHMENT

CUSTOMER Name (Full Legal Name): Easylink Services Corp.
Date of Execution of Master    /s/ G R Frylinck    18 July 05    (by CUSTOMER)
                               ---------------------------------
Agreement:
                               /s/ Maryann Allen   21 July 05    (by AT&T)
                               ---------------------------------

================================================================================

1. Services Provided. AT&T will provide the following Services to CUSTOMER under this Attachment and pursuant to the terms of the Master Agreement and the applicable provisions of the AT&T Service Guide.

1.1         AT&T Private Line Services.

1.2         AT&T Local Channel Services.

1.3         AT&T International Satellite Services.

1.4         AT&T Frame Relay Service.

2. TERM. The Term of this Attachment consists of a Full Service Period of 18 months and a Ramp Down Period of up to 12 months. CUSTOMER may elect to extend the Full Service Period for an additional 12 months by providing notice of such election to AT&T at least 60 days prior to the end of the original Full Service Period. Upon expiration of the Term, this Attachment will remain in effect on a month-to-month basis for 12 months. After 12 months all rates and charges will be subject to change by AT&T upon thirty days' notice.

2.1 Rate Effective Date. The rates, terms and conditions of this Attachment are effective as of the date on which this Attachment is made part of the Agreement (i.e., on the date the Agreement is initially executed by both parties or, if this Attachment is not part of the Agreement as initially executed, on the date the Agreement is thereafter amended to include this Attachment) which date is referred to as the "Rate Effective Date".

2.2 Full Service Period; CISD. The Full Service Period begins on the first day of the first full bill cycle in which Service is provided under this Attachment, which day is referred to as the Customer's Initial Service Date (CISD). If different Services provided under this Attachment have different billing cycles, the billing months will be staggered, and the Full Service Period with respect to each Service will begin on the first day of the applicable bill cycle following the CISD. For each Service, however, the Full Service Period will begin less than one month after the CISD.

AT&T Data Service Terms and Pricing                                 Page 2 of 7

2.3 Component Term. A twelve-month Component Term applies for each Interoffice Channel (IOC) and Local Channel ordered under this Attachment. The Component Term for each such component begins on the date AT&T completes installation of the component.

2.4 Ramp-Down Period. The Ramp-Down Period begins on the first day after the end of the Full Service Period, and ends on the last day of the last remaining Component Term. CUSTOMER may not submit new service orders under this Agreement during the Ramp-Down Period. During the Ramp-Down Period, all rates and charges (other than rates and charges applicable to channels with an unexpired Component Term) are subject to change by AT&T upon thirty days' notice.

3. MINIMUM REVENUE COMMITMENTS. There is no separate Minimum Revenue Commitment for Services provided under this Attachment. CUSTOMER's Minimum Revenue Commitment for Services purchased under this Agreement is set forth in the AT&T Network Connection Services Terms and Pricing Attachment to the Agreement.

4. RATES AND CHARGES. The rates and charges for the Services provided under this Attachment [*]. AT&T reserves the right to change from time to time the rates for Services under this Agreement, regardless of any provisions that would otherwise stabilize rates or limit rate increases, to reasonably reflect charges or payment obligations imposed on AT&T stemming from an order, rule or regulation of the Federal Communications Commission or a court of competent jurisdiction, concerning universal service fund ("USF") charges, or other governmental charges or fees imposed in connection with the provision of Services.

4.1         AT&T [*]. The following [*].

   4.1.1    AT&T [*]

                [*]                 [*]                 [*]
                [*]                 [*]                 [*]
                [*]                 [*]                 [*]

   4.1.2    [*]

                [*]                 [*]                 [*]
                [*]                 [*]                 [*]
                [*]                 [*]                 [*]

   4.1.3    [*]

AT&T Data Service Terms and Pricing                                 Page 3 of 7

                [*]                 [*]                 [*]
                [*]                 [*]                 [*]
                [*]                 [*]                 [*]
                [*]                 [*]                 [*]
                [*]                 [*]                 [*]


   4.1.4    [*]

                [*]                 [*]                 [*]
                [*]                 [*]                 [*]
                [*]                 [*]                 [*]
                [*]                 [*]                 [*]
                [*]                 [*]                 [*]


   4.1.5    [*]

                [*]                 [*]                 [*]
                [*]                 [*]                 [*]


4.2         [*]. The following [*].

            [*]                                         [*]
            [*]                                         [*]
            [*]                                         [*]


4.3      AT&T [*]). [*].

            [*]                                           [*]
            [*]                                           [*]
            [*]                                           [*]
            [*]                                           [*]
            [*]                                           [*]

4.4      [*]. The [*]:

                                    [*]

AT&T Data Service Terms and Pricing                                 Page 4 of 7

     [*]            [*]                 [*]              [*]
     [*]            [*]                 [*]              [*]

4.5.    [*]. [*].

                    [*]                 [*]                    [*]
                    [*]                 [*]                    [*]

4.6.    AT&T [*]--For [*].

                    [*]                            [*]

                    [*]                 [*]                    [*]
                    [*]                 [*]                    [*]
                    [*]                 [*]                    [*]
                    [*]                 [*]                    [*]
                    [*]                 [*]                    [*]

5.      [*]. The following [*].

5.1         The following [*]for the following Services provided under this
            Attachment:

                    [*]                                        [*]

                    [*]                                        [*]
                    [*]                                        [*]

AT&T Data Service Terms and Pricing                                 Page 5 of 7

                    [*]                                        [*]
                    [*]                                        [*]
                    [*]                                        [*]
                    [*]                                        [*]
                    [*]                                        [*]
                    [*]                                        [*]
                    [*]                                        [*]
                    [*]                                        [*]


                    [*]                                        [*]
                    [*]                                        [*]
                    [*]                                        [*]
                    [*]                                        [*]
                    [*]                                        [*]
                    [*]                                        [*]
                    [*]                                        [*]
                    [*]                                        [*]

5.2      AT&T [*]

                    [*]                                        [*]

AT&T Data Service Terms and Pricing                                 Page 6 of 7
                    [*]                                        [*]
                    [*]                                        [*]
                    [*]                                        [*]

6.      [*]. The following [*].


6.1     [*]. [*].

   6.1.1    [*]

6.2     [*]. AT&T [*]:

   6.2.1    [*]:

     6.2.1.1        [*]

     6.2.1.2        [*]

     6.2.1.3        [*]

     6.2.1.4        [*]

   6.2.2    [*]:

     6.2.2.1        [*]

     6.2.2.2        [*]

     6.2.2.3        [*]

6.3     [*]. [*].

7. CLASSIFICATIONS, PRACTICES AND REGULATIONS . Except as otherwise provided in this Attachment, the rates and regulations that apply to the Services provided under this Attachment are [*].

8. TERMINATION CHARGE. The following provision applies in lieu of any Discontinuance With or Without Liability provisions specified in the Service Guide.

8.1 If CUSTOMER discontinues a service component prior to the end of the applicable Component Term (other than as a result of a material breach by AT&T), or if AT&T discontinues a service component prior to the end of the Component Term due to CUSTOMER's material breach of the Agreement, CUSTOMER will be liable for a Component Termination Charge equal to 100% of the Monthly Recurring Charges for each month remaining in the applicable Component Term. No Component Termination Charge

AT&T Data Service Terms and Pricing                                Page 7 of 7

        will apply during the Full Service Period if an IOC is replaced with the same type of component, with a higher speed. The replacement component must between the same two points. In all cases, the replacement component will be subject to a new Component Term of twelve months.

================================================================================
                                End of Attachment